MORTGAGE LOAN PURCHASE AGREEMENT


     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of December 17, 1997, between Goldman Sachs Mortgage Company as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

     The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

     It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investor's Services, Inc. and or Duff & Phelps Credit Rating Co. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer"), and State Street Bank and Trust Company as trustee (in such capacity, the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement.

     The Purchaser intends to sell certain of the Certificates to Goldman, Sachs & Co., Deutsche Morgan Grenfell Inc. and Residential Funding Securities Corp. (together, the "Underwriters") pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the remaining Certificates (the "Non-Registered Certificates") to Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. (the "Initial Purchasers), pursuant to a certificate purchase agreement dated the date hereof (the "Certificate Purchase Agreement").

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:


                                     E-437
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     SECTION 1. Agreement to Purchase.

     The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 17, 1997 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on December 17, 1997 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $213,665,734, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined and paid to the Seller in accordance with the terms of an allocation agreement dated the date hereof (the "Allocation Agreement"), to which the Seller and Purchaser, among others, are parties.

     SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses in accordance with the Allocation Agreement), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

     (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned. It is further acknowledged and agreed by the Seller that the Purchaser intends to cause the Trustee to perform a limited review of such Mortgage Files to enable the Trustee to confirm to the Purchaser on or before the Closing Date that the Mortgage Note referred to in clause (i) of Exhibit B has been delivered by the Seller with respect to each such Mortgage File. In the event Seller fails to so deliver each such Mortgage File to the Trustee, the Purchaser and its successors and assigns shall be entitled to pursue any rights or remedies in respect of such failure as may be available under applicable law. If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses
(ii), (iv), (viii), (xi)(A) and (xii) of Exhibit B, with evidence of recording thereon, solely because of a delay caused by the public recording or filing



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


office where such document or instrument has been delivered for recordation or filing, or because such original recorded document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days of the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy). If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses in accordance with the Allocation Agreement) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

     (c) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B and each UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of Exhibit B; provided that the Seller shall not be responsible for actually recording or filing any such document or instrument. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

     (d) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

     (e) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

     SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

     The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

     SECTION 4. Representations, Warranties and Covenants of the Seller.

     (a) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit C, with such changes or modifications as may be permitted or required by the Rating Agencies.

     (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of New York, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vi) No litigation is pending with regard to which Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

          (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers, Central Park Capital, L.P., and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

          (viii)  Neither  the Seller  nor  anyone  acting on its behalf has (A)
     offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or
     (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or any substantial number thereof.

          (ix) Insofar as it relates to the Mortgage Loans, the information set forth on pages A-6 through A-8, inclusive, of Annex A to the Prospectus Supplement (as defined in Section 9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Section 9) under the headings "Summary of the Prospectus Supplement--The Mortgage Asset Pool", "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Asset Pool", set forth on Annex A to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (x) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser,
     (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection
(a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 5. Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

         (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 6. Repurchases.

     (a) Within 90 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, of a Defect (as defined in the Pooling and


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

Servicing Agreement) in respect of the Mortgage File for any Mortgage Loan or a breach of any representation or warranty made pursuant to Section 4(a) and set forth in Exhibit C, which Defect or breach, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), the Seller shall cure such Defect or breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s); provided, however, that in lieu of effecting any such repurchase, the Seller will be permitted to deliver a Qualifying Substitute Mortgage Loan and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to the terms and conditions of the Pooling and Servicing Agreement.

     If the Seller is notified of a defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes.

     (b) Notwithstanding Section 6(a), within 60 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Seller shall repurchase such Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s).

     (c) In connection with any repurchase of or substitution for a Mortgage Loan contemplated by this Section 6, the then owner(s) thereof shall tender or cause to be tendered promptly to the Seller, upon delivery of a receipt executed by the Seller, the related Mortgage File and Servicing File, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Purchaser or the Trustee shall be endorsed or assigned, as the case may be, to the Seller in the same manner. The form and sufficiency of all such instruments and certificates shall be the responsibility of the Seller.

     (d) Except as provided in Section 2(b), this Section 6 provides the sole remedies available to the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates) respecting any Defect in a Mortgage File or any breach of any representation or warranty made pursuant to Section 4(a) and set forth in Exhibit C, or in connection with the circumstances described in Section 6(b). If the Seller defaults on its obligations to repurchase any Mortgage Loan in accordance with Section 6(a) or 6(b) or disputes its obligation to repurchase any Mortgage Loan in accordance with either such subsection, the Purchaser or its successors and assigns may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. The Seller shall reimburse the Purchaser for all necessary and reasonable costs and expenses incurred in connection with such enforcement.

     SECTION 7. Closing.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to Section 3 shall be satisfactory to the Purchaser in its sole determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (vi) The Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

          (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     SECTION 8. Closing Documents.

     The Closing Documents shall consist of the following:

     (a) This Agreement duly executed and delivered by the Purchaser and the Seller;

     (b) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Seller;

     (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of New York, dated not earlier than 30 days prior to the Closing Date;

     (d) A certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

     (e) Written opinions of counsel for the Seller, substantially in the form of Exhibits D-3A and D-3B hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

     (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

     (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

     SECTION 9. Indemnification.

     (a) The Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange
Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the Diskette, or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Seller or the Mortgage Loans contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Prospectus Supplement - The Mortgage Asset Pool", "Risk Factors - The Mortgage Loans" and/or "Description of the Mortgage Asset Pool" or contained on Annex A to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 4; provided, that the indemnification provided by this
Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

     For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-37717 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated December 17, 1997, as supplemented by the prospectus supplement dated December 17, 1997 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated December 17, 1997, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters").

     (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this
Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

     (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties

     (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c)
above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

     SECTION 10. Costs.

     Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto in accordance with the Allocation Agreement.

     SECTION 11. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to Goldman Sachs Mortgage Company, at 85 Broad Street, New York, NY 10004, Attention: Rolf Edwards, facsimile no.
(212) 357-5505, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

     SECTION 12. Third Party Beneficiaries.

     Each of the officers,  directors  and  controlling  persons  referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Seller to the same extent as if it was a party hereto.

     SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

     SECTION 14. Severability of Provisions.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 15. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     SECTION 16. GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

     SECTION 17. Further Assurances.

     The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 18. Successors and Assigns.

     The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the indemnified parties referred to in Section 9.

     SECTION 19. Amendments.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                GOLDMAN SACHS MORTGAGE COMPANY
                                By: Goldman Sachs Real Estate Funding Corp.,
                                    its General Partner


                                By: /s/ Peter Briger
                                    ------------------------------------
                                Name: Peter Briger
                                      ----------------------------------
                                Title: Vice President
                                       ---------------------------------




                                GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


                                By: /s/ Elisa George
                                    ------------------------------------
                                Name: Elsia George
                                      ----------------------------------
                                Title: Vice President
                                       ---------------------------------

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

     The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

          (i)  the loan number;

          (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

         (iii) the Mortgage Rate in effect as of the Cut-off Date and whether such Mortgage Loan is an ARM Loan or a Fixed-Rate Loan;

          (iv) the original principal balance;

          (v)  the Cut-off Date Balance;

          (vi) the (A) remaining term to stated maturity (B) with respect to each ARD Loan, the Anticipated Repayment Date and (C) Stated Maturity Date;

         (vii) the Due Date;

        (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

          (ix) in the case of an ARM Loan, the (A) Index, (B) Gross Margin, (C) first Mortgage Rate adjustment date following the Cut-off Date and the frequency of Mortgage Rate adjustments, and (D) maximum and minimum lifetime Mortgage Rate, if any;

          (x)  whether such Mortgage  Loan is an ARD Loan or a Defeasance  Loan;
               and

          (xi) the Master Servicing Fee Rate.

The Mortgage Loan Schedule shall also set forth the aggregate Cut-off Date Balance for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

====================================================================================================================================
Seller         Loan Number               Property Name                                Property Address
====================================================================================================================================
CPC            1700019960                Circuit City                                 1010 Mexico Boulevard
CPC            1700019965                Promenade at Pacific Beach                   4110-4190 Mission Boulevard
CPC            1700019970                Cardiff Executive Center                     120 Birmingham Drive
CPC            1700019988                BJ's Wholesale Club                          70 Cluff Road
CPC            1700020005                Hynding Office Buildings                     220 S. Spruce & 510 S. Myrtle
CPC            1700020008                Plaza Las Brisas                             38832-39888 Los Alamos Road
CPC            1700020019                Lemon Creek Village Retail Ctr.              SWC of La Puente and Lemon Av.
CPC            GOLDEN                    Golden Bear Plaza                            11760/11770/11780 U.S. Highway
CPC            I0009                     EconoCaribe Warehouse                        7101 N.W. 32nd Avenue
CPC            L0061                     Ramada Inn - Fresno                          324 East Shaw Avenue
CPC            L0078                     Holiday Inn                                  2905 Sheridan Street
CPC            M0005                     Woodstock Station Apartments                 109 Bentley Parkway
CPC            M0006                     Magnolia Gardens Apartments                  134 Leake Street
CPC            M0007                     Forest Club Estates Apartments               4233 Jonesboro Road
CPC            M0009                     North Cobb Meadows Apartments                4521 Grogan Street
CPC            M0019                     Totoket Woods Apartments                     30 Mansfield Drive
CPC            M0021                     Ventura Apartments                           1902 S W 42nd Way
CPC            M0054                     Hickory Forest Apartments                    3920 East Hickory Hill Road
CPC            M0087                     Harmony Bay Apartments                       1300 Gran Crique Parkway
CPC            M0088                     Morrowood Townhouses                         5915 Trammell Road
CPC            M0093                     Waterfront Apartments                        400 River Avenue South
CPC            M0102                     Park Vista Apartments                        387 E Arlington Ave & 1453-57
CPC            M0109                     Steward's Crossing Apartments                1000 Steward's Crossing Way
CPC            M0124                     Rivers Point Apartments                      21 Rivers Point Row
CPC            M0183                     Pine Cone Apartments                         617 Pine Cone Road
CPC            M0184                     Orchard Court Apartments                     815 10th Avenue North
CPC            MH0003                    Ridgecrest Mobile Home Park                  2251 North U.S. 1
CPC            O0037                     Kirby Gate Professional Bldg.                2900 Kirby Parkway
CPC            R0127                     Cambridge Square                             4801-4811 Edgemount Avenue
CPC            R0143                     Viking Plaza Shopping Center                 3015 Highway 29 South
CPC            R0150                     Pennsville Marketplace                       709 South Broadway
CPC            R0166                     CompUSA Plaza                                3230 - 3232 Galleria Circle
CPC            R0179                     Camelot Shopping Center                      1600 Reidville Road
CPC            R0196                     East Park Plaza Shopping Center              120-300 N. 66th Street
CPC            R0199                     Blockbuster Video                            7970 Fredericksburg Road
CPC            R0215                     Redondo Shores Shopping Center               401-423 North Pacific Highway
CPC            R0324                     University Mall                              801 University City Boulevard


====================================================================================================================================
Loan Number   City                   State              Zip Code      Current Rate    Interest Type     Original Balance
====================================================================================================================================
1700019960    Brownsville            Texas              78520         9.00000         Fixed                   1,690,000.00
1700019965    San Diego              California         92109         9.17000         Fixed                   6,250,000.00
1700019970    Encinitas              California         92007         9.37500         Fixed                   2,300,000.00
1700019988    Salem                  New Hampshire      03079         8.50000         Fixed                   4,700,000.00
1700020005    San Francisco          California         94080         8.12500         Fixed                   3,000,000.00
1700020008    Murrieta               California         92563         8.37500         Fixed                   6,125,000.00
1700020019    Walnut                 California         91789         8.62500         Fixed                   2,025,000.00
GOLDEN        Palm Beach Gardens     Florida            33408         7.63000         Fixed                  39,600,000.00
I0009         Miami                  Florida            35147         7.75000         Fixed                   2,700,000.00
L0061         Fresno                 California         93710         8.09000         Fixed                   3,600,000.00
L0078         Hollywood              Florida            33020         8.10000         Fixed                  10,000,000.00
M0005         Woodstock              Georgia            30188         8.59000         Fixed                   1,900,000.00
M0006         Cartersville           Georgia            30120         8.27500         Fixed                     750,000.00
M0007         Forest Park            Georgia            30050         8.27500         Fixed                   4,125,000.00
M0009         Acworth                Georgia            30103         8.25000         Fixed                     700,000.00
M0019         North Branford         Connecticut        06472         8.60000         Fixed                   5,440,000.00
M0021         Gainesville            Florida            32607         7.33000         Fixed                   4,050,000.00
M0054         Memphis                Tennessee          38115         7.76000         Fixed                   9,000,000.00
M0087         Roswell                Georgia            30075         7.78000         Fixed                   9,772,000.00
M0088         Morrow                 Georgia            30260         7.78000         Fixed                   6,800,000.00
M0093         Sauk Rapids            Minnesota          56379         7.73000         Fixed                   1,377,000.00
M0102         St. Paul               Minnesota          55117         7.52000         Fixed                   3,100,000.00
M0109         Lawrenceville          New Jersey         08648         7.01000         Fixed                  12,700,000.00
M0124         Charleston             South Carolina     29412         7.21000         Fixed                   2,425,000.00
M0183         Sartell                Minnesota          56377         7.73000         Fixed                   1,542,000.00
M0184         Sartell                Minnesota          56377         7.73000         Fixed                   1,370,000.00
MH0003        Fort Pierce            Florida            34946         8.30000         Fixed                   2,850,000.00
O0037         Memphis                Tennessee          38119         8.10000         Fixed                   1,600,000.00
R0127         Brookhaven             Pennsylvania       19015         7.45000         Fixed                   6,100,000.00
R0143         Alexandria             Minnesota          56308         7.46000         Fixed                   4,500,000.00
R0150         Pennsville             New Jersey         08070         7.07000         Fixed                   8,500,000.00
R0166         Hoover                 Alabama            35244         7.75000         Fixed                   5,100,000.00
R0179         Spartanburg            South Carolina     29301         8.26000         Fixed                   2,900,000.00
R0196         Lincoln                Nebraska           68510         7.29000         Fixed                  11,000,000.00
R0199         San Antonio            Texas              78242         8.33000         Fixed                   1,000,000.00
R0215         Redondo Beach          California         90277         7.46000         Fixed                  15,850,000.00
R0324         Blacksburg             Virginia           24060         7.37000         Fixed                   7,200,000.00

====================================================================================================================================
Loan Number                   Cut-off Date Balance            Remaining Term              Maturity Date               Due Date
====================================================================================================================================
1700019960                               1,680,939.37             173                           4/14/12                     01
1700019965                               6,232,934.85             113                           4/28/07                     01
1700019970                               2,290,042.63             114                           5/31/07                     01
1700019988                               4,676,905.13             115                            7/1/07                     01
1700020005                               2,993,442.09             116                            8/1/07                     01
1700020008                               6,103,405.53             116                            8/1/07                     01
1700020019                               2,016,732.47             175                           6/30/12                     01
GOLDEN                                  39,600,000.00              84                           12/1/04                     01
I0009                                    2,689,235.69             117                           8/31/07                     01
L0061                                    3,600,000.00             120                          11/30/07                     01
L0078                                    9,989,654.76             120                          11/30/07                     01
M0005                                    2,169,811.67             115                           6/30/07                     01
M0006                                      747,301.78             116                           7/31/07                     01
M0007                                    4,110,159.77             116                           7/31/07                     01
M0009                                      697,955.05             117                           8/31/07                     01
M0019                                    5,427,596.70             139                            7/1/09                     01
M0021                                    4,050,000.00             120                          11/30/07                     01
M0054                                    8,989,232.93             119                          10/31/07                     01
M0087                                    9,760,370.35             118                           9/30/07                     01
M0088                                    6,791,907.33             118                           9/30/07                     01
M0093                                    1,376,024.21             119                          10/31/07                     01
M0102                                    3,097,708.55             119                          10/31/07                     01
M0109                                   12,681,647.60              82                           10/1/04                     01
M0124                                    2,423,093.18             119                          10/31/07                     01
M0183                                    1,540,907.28             119                          10/31/07                     01
M0184                                    1,369,029.16             119                          10/31/07                     01
MH0003                                   2,845,227.22             117                           8/31/07                     01
O0037                                    1,598,948.04             119                          10/31/07                     01
R0127                                    6,095,427.40             119                          10/31/07                     01
R0143                                    4,500,000.00             180                          11/30/12                     01
R0150                                    8,500,000.00              84                           12/1/04                     01
R0166                                    5,096,400.48             119                          10/31/07                     01
R0179                                    2,894,804.31             118                           9/30/07                     01
R0196                                   11,000,000.00             120                          12/1/07                      01
R0199                                      999,372.69             119                          10/31/07                     01
R0215                                   15,829,516.13             118                           9/30/07                     01
R0324                                    7,200,000.00             120                          11/30/07                     01

====================================================================================================================================
Seller         Loan Number            Monthly Payment         Index                   Margin        Next Rate Adjustment
====================================================================================================================================
CPC            1700019960                   14,182.42         Not Applicable               -
CPC            1700019965                   51,055.29         Not Applicable               -
CPC            1700019970                   19,895.54         Not Applicable               -
CPC            1700019988                   37,845.67         Not Applicable               -
CPC            1700020005                   22,274.92         Not Applicable               -
CPC            1700020008                   48,805.28         Not Applicable               -
CPC            1700020019                   16,476.78         Not Applicable               -
CPC            GOLDEN                      280,422.54         Not Applicable               -
CPC            I0009                        20,393.92         Not Applicable               -
CPC            L0061                        28,000.36         Not Applicable               -
CPC            L0078                        77,845.24         Not Applicable               -
CPC            M0005                        16,869.40         Not Applicable               -
CPC            M0006                         5,925.91         Not Applicable               -
CPC            M0007                        32,592.51         Not Applicable               -
CPC            M0009                         5,398.92         Not Applicable               -
CPC            M0019                        42,215.04         Not Applicable               -
CPC            M0021                        27,848.24         Not Applicable               -
CPC            M0054                        64,539.00         Not Applicable               -
CPC            M0087                        70,210.50         Not Applicable               -
CPC            M0088                        48,857.08         Not Applicable               -
CPC            M0093                         9,845.97         Not Applicable               -
CPC            M0102                        21,718.12         Not Applicable               -
CPC            M0109                        84,578.73         Not Applicable               -
CPC            M0124                        16,477.03         Not Applicable               -
CPC            M0183                        11,025.77         Not Applicable               -
CPC            M0184                         9,795.92         Not Applicable               -
CPC            MH0003                       21,511.33         Not Applicable               -
CPC            O0037                        11,851.96         Not Applicable               -
CPC            R0127                        42,443.42         Not Applicable               -
CPC            R0143                        41,613.33         Not Applicable               -
CPC            R0150                        56,950.87         Not Applicable               -
CPC            R0166                        36,537.00         Not Applicable               -
CPC            R0179                        22,884.44         Not Applicable               -
CPC            R0196                        75,338.06         Not Applicable               -
CPC            R0199                         7,569.00         Not Applicable               -
CPC            R0215                       110,392.00         Not Applicable               -
CPC            R0324                        49,704.08         Not Applicable               -

====================================================================================================================================
Loan Number      Rate Adjustment Frequency    Rate Cap       Rate Floor      ARD Loan     Defeasance Loan      Master Servicing Fee
====================================================================================================================================
1700019960       Not Applicable                       -             -              No                No         0.0200
1700019965       Not Applicable                       -             -              No                No         0.0200
1700019970       Not Applicable                       -             -              No                No         0.0200
1700019988       Not Applicable                       -             -              No                No         0.0200
1700020005       Not Applicable                       -             -              No                No         0.0200
1700020008       Not Applicable                       -             -              No                No         0.0200
1700020019       Not Applicable                       -             -              No                No         0.0200
GOLDEN           Not Applicable                       -             -              No                Yes        0.0200
I0009            Not Applicable                       -             -              No                Yes        0.0200
L0061            Not Applicable                       -             -              Yes               Yes        0.0200
L0078            Not Applicable                       -             -              No                Yes        0.0200
M0005            Not Applicable                       -             -              No                No         0.0200
M0006            Not Applicable                       -             -              No                No         0.0200
M0007            Not Applicable                       -             -              No                No         0.0200
M0009            Not Applicable                       -             -              No                No         0.0200
M0019            Not Applicable                       -             -              No                No         0.0200
M0021            Not Applicable                       -             -              No                Yes        0.0200
M0054            Not Applicable                       -             -              No                Yes        0.0200
M0087            Not Applicable                       -             -              No                Yes        0.0200
M0088            Not Applicable                       -             -              No                Yes        0.0200
M0093            Not Applicable                       -             -              No                Yes        0.0200
M0102            Not Applicable                       -             -              No                Yes        0.0200
M0109            Not Applicable                       -             -              No                Yes        0.0200
M0124            Not Applicable                       -             -              No                Yes        0.0200
M0183            Not Applicable                       -             -              No                Yes        0.0200
M0184            Not Applicable                       -             -              No                Yes        0.0200
MH0003           Not Applicable                       -             -              No                No         0.0200
O0037            Not Applicable                       -             -              No                Yes        0.0200
R0127            Not Applicable                       -             -              No                Yes        0.0200
R0143            Not Applicable                       -             -              No                Yes        0.0200
R0150            Not Applicable                       -             -              No                Yes        0.0200
R0166            Not Applicable                       -             -              No                Yes        0.0200
R0179            Not Applicable                       -             -              No                Yes        0.0200
R0196            Not Applicable                       -             -              No                Yes        0.0200
R0199            Not Applicable                       -             -              No                Yes        0.0200
R0215            Not Applicable                       -             -              No                Yes        0.0200
R0324            Not Applicable                       -             -              No                Yes        0.0200

                                    EXHIBIT B

                                THE MORTGAGE FILE

         The "Mortgage File" for any Mortgage Loan shall, subject to Section 2(b), collectively consist of the following documents:

          (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of State Street Bank and Trust Company, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C2, without recourse";

          (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

         (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

          (iv) the original or a copy of the related (Assignment of Leases) (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

          (v) an original assignment of any related (Assignment of Leases) (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

          (vi) an original or copy of any related  security  agreement  (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

         (vii) an original assignment of any related security agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

        (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

          (ix) the original or a copy of the lender's title insurance policy issued as of the date of the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

          (x) the original or a copy of any guaranty of the obligations of the mortgagor under the Mortgage Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

          (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

         (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Mortgagor; and

        (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original ground lease or a copy thereof;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (v), (vii) and (x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                    EXHIBIT C

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS


     With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto that:

     (i) Ownership of Mortgage Loans. Immediately prior to the transfer thereof to the Purchaser, the Seller had good and marketable title to, and was the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a subservicer to directly service such Mortgage
Loan). Such transfer validly assigns ownership of such Mortgage Loan to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

     (ii) Authority to Transfer Mortgage Loans. The Seller has full right and authority to sell, assign and transfer such Mortgage Loan. No provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan.

     (iii) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

     (iv) Payment Record. Such Mortgage Loan was not as of the Cut-off Date, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

     (v) Permitted Encumbrances. The related Mortgage constitutes a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, such lien being subject only to (A) the lien of current real property taxes and assessments not yet due and payable,
(B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, and (C) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan (the exceptions set forth in the foregoing clauses (A), (B) and (C) collectively, "Permitted Encumbrances"). The Permitted Encumbrances do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan. If the Mortgaged Property is operated as a nursing facility, a hospitality property or a multifamily property, the Mortgage, together with any separate security agreement, similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest, to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

     (vi) Title Insurance. The lien of the related Mortgage is insured by an ALTA lender's title insurance policy ("Title Policy"), or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. The Seller has not, by act or omission, done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's actual knowledge, the insurer that issued such Title Policy is qualified to do business in the state in which the related Mortgaged Property is located,

     (vii) No Waivers by Seller of Material Defaults. The Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

     (viii) No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Mortgage Loan.

     (ix) Condition of Property; Condemnation. Except as set forth in any engineering report prepared in connection with the origination of (or obtained in connection with or otherwise following the Seller's acquisition of) such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. The Seller has no actual notice of the commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

     (x) Compliance with Usury Laws. Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

     (xi) Full Disbursement of Mortgage Loan Proceeds. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

     (xii) Enforceability. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (xiii) Insurance. All improvements upon the related Mortgaged Property are insured against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full replacement cost of the improvements located on such Mortgaged Property and the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. If any portion of the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, and (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. In addition, the Mortgage requires the Mortgagor to maintain in respect of the Mortgaged Property comprehensive general liability insurance in amounts generally required by the Seller, and at least six months rental or business interruption insurance, and all such insurance required by the Mortgage to be maintained is in full force and effect. Each such insurance policy requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.

     (xiv) Environmental Condition. The related Mortgaged Property was subject to one or more environmental site assessments (or an update of a previously conducted assessment), which was (were) performed on behalf of the Seller, or as to which the related report was delivered to the Seller in connection with its origination or acquisition of such Mortgage Loan; and the Seller, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Purchaser, or its successors and assigns in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any other applicable federal, state or local environmental law, and the Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to the related Mortgaged Property that was not disclosed in the related report. The related Mortgage or loan documents in the related Mortgage File requires the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

     (xv) No Cross-Collateralization with Other Mortgage Loans. Such Mortgage Loan is not cross-collateralized with any mortgage loan that will not be included in the Trust Fund.

     (xvi) Waivers and Modifications. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

     (xvii) Taxes and Assessments. There are no delinquent taxes, ground rents, assessments for improvements or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be payable thereon.

     (xviii) Mortgagor's Interest in Mortgaged Property. The interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple estate in real property.

     (xix)  Whole  Loan.   Each  Mortgage  Loan  is  a  whole  loan  and  not  a
participation interest.

     (xx) Valid Assignment. The assignment of the related Mortgage referred to in clause (iii) of Exhibit B constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject only to Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

     (xxi) Escrows. All escrow deposits relating to such Mortgage Loan that are, as of the Closing Date, required to be deposited with the mortgagee or its agent have been so deposited.

     (xxii) No Mechanics' or Materialmen's Liens. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage, except those which are insured against by the Title Policy referred to in (vi) above.

     (xxiii) No Material Encroachments. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the title insurance referred to in paragraph (vi) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To the Seller's knowledge, based upon opinions of counsel and/or other due diligence customarily performed by the Seller, the improvements located on or forming part of such Mortgaged Property comply in all material respects with applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

     (xxiv) Originator Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

     (xxv) No Material Default. (A) To the Seller's knowledge, there exists no material default, breach or event of acceleration under the related Mortgage or Mortgage Note, and (B) the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by the Seller herein.

     (xxvi)  [Reserved]

     (xxvii) No Equity Participation or Contingent Interest. The Mortgage Loan contains no equity participation by the lender, and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or for negative amortization.

     (xxviii) No Advances of Funds. No holder of the Mortgage Loan has, to the Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

     (xxix) Licenses, Permits, Etc. To the Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of origination of the Mortgage Loan, the related Mortgagor or operator of the related Mortgaged Property was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated and if a related Mortgaged Property is improved by a skilled nursing, congregate care or assisted living facility, the most recent inspection or survey by governmental authorities having jurisdiction in connection with such licenses, permits and authorizations did not cite such Mortgaged Property for material violations (which shall include only "Level A" (or equivalent) violations in the case of skilled nursing facilities) that had not been cured or as to which a plan of correction had not been submitted to and accepted by such governmental authorities. To the extent such facility participates in Medicaid or Medicare, such facility is in compliance in all material respects with the requirements of such program.

     (xxx) Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with the servicing standard set forth in Section 3.01(a) of the Pooling and Servicing Agreement.

     (xxxi) Customary Remedies. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (xii)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

     (xxxii) Insurance and Condemnation Proceeds. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied either to restore or repair the Mortgaged Property, or to repay the principal of the Mortgage Loan or otherwise at the option of the holder of the Mortgage, except that with respect to the Credit Lease Loans, the proceeds will go to the tenant unless there is an event of default under the Credit Lease.

     (xxxiii) LTV. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxxiii) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

     (xxxiv) LTV and Significant Modifications. If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (B) satisfies the provisions of either clause (A)(1) of paragraph (xxxiii) (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2) of paragraph (xxxiii), including the proviso thereto.

     (xxxv) Inspection. In connection with the origination or acquisition of each Mortgage Loan, the Seller inspected or caused to be inspected the Mortgaged Property.

     (xxxvi) Litigation. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related

Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

     (xxxvii) Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest") or if the Mortgage Loan is secured in whole or in part by a Ground Lease and a Fee Interest, either (1) the ground lessor's fee interest is subordinated to the lien of the Mortgage or (2) the following apply to such Ground Lease:

          (a) To the actual knowledge of the Seller, such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

          (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the ground lessor's related fee interest and Permitted Encumbrances;

          (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
               Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

          (d) Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

          (e) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee;

          (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the Stated Maturity Date of the related Mortgage Loan;

          (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds other than in respect of a total or substantially total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

          (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Seller; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

          (j) Such Ground Lease requires the lessor to enter into a new lease in the event of a termination of the Ground Lease by reason of a default by the Mortgagor under the Ground Lease, including, rejection of the ground lease in a bankruptcy proceeding.

     (xxxviii) Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

     (xxxix) Lien Releases. Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan or (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements and the payment of a release price, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

     (xl) Junior Liens. The Mortgage Loan does not permit the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar conditions specified therein.

     (xli) Mortgagor Bankruptcy. To the Seller's knowledge, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

     (xlii) Due Organization of Mortgagor. As of the date of origination of such Mortgage, each related Mortgagor which is not a natural person was duly organized and validly existing under the laws of the state of its jurisdiction.

     (xliii) Defeasance Provisions. Any Mortgage Loan which contains a provision for any defeasance of mortgage collateral either (A) requires the consent of the holder of the Mortgage Loan to any defeasance, or (B) permits defeasance (i) no earlier than two years after the Closing Date (as defined in the Pooling and Servicing Agreement, dated as of December 1, 1997), (ii) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. ss. 1.860G-2(a)(8)(i), and (iii) only to facilitate the disposition of mortgage real property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

     It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                            SCHEDULE C-1 TO EXHIBIT C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES



                                       (v)

Property Name

Harmony Bay                             The  Mortgaged  Property  is  subject to
                                        three  security  deeds  (other  than the
                                        related  Mortgage)  that  have  not been
                                        canceled;  however,  the marked-up title
                                        commitment   insures  as  to  the  first
                                        priority   lien  of  the   Mortgage  and
                                        deletes exceptions with respect to such security deeds.






                                     (xxxvi)

Property Name
Forest Club,                            A  lawsuit   claiming   $10,000,000   in
Woodstock Station,                      damages  has  been  filed   against  the
Magnolia Garden, and                    Mortgagor  and David Petro,  a principal
North Cobb                              of the  Mortgagor,  concerning  a  minor
                                        that  drowned  in a pool  located on the
                                        Mortgaged   Property.   The   action  is
                                        presently in arbitration. The arbitrator
                                        has  not  determined  liability  but has
                                        quantified  damages  in  the  amount  of
                                        $100,000.  Nationwide Insurance Company,
                                        the  Mortgagor's  insurer,  has provided
                                        written    confirmation   that   it   is
                                        providing  general  liability   coverage
                                        with  respect  to  the  claim,   with  a
                                        $1,000,000 limit of liability and an additional $9,000,000 umbrella limit.

                                     (xxxix)



Property Name
Plaza Las Brisas                        Section  5.1 of the  Mortgage  permits a
                                        release  of a portion  of the  Mortgaged
                                        Property  (being  a pad site  leased  to
                                        McDonald's) if McDonald's  exercises its
                                        option to purchase the pad, provided the
                                        following     conditions    have    been
                                        satisfied:   (a)  no  event  of  default
                                        exists,  (b) the Mortgagor pays all fees
                                        and costs  associated  with the release,
                                        and (c) the  Mortgagor  pays the greater
                                        of  (i)  $960,000,  or  (ii)  an  amount
                                        (based  on the then  appraised  value of
                                        the Mortgaged Property which will remain
                                        subject  to  the  Mortgage)   that  will
                                        result in the unpaid principal and any committed but not yet disbursed amount of the Mortgage Loan divided by the fair market value of the Mortgaged Property as set forth in such appraisal, not exceeding the LTV requirement of 75%.





Econocaribe                             The Mortgagor  currently  leases a small
                                        parcel of land adjacent to the Mortgaged
                                        Property and is  negotiating to purchase
                                        such parcel.  The Mortgage  requires the
                                        parcel  to be  added  to the  collateral
                                        securing the Mortgage Loan following the
                                        Mortgagor's  purchase of such parcel. No
                                        additional   funds  will  be   advanced.
                                        Provided   no  event  of   default   has
                                        occurred, if the Mortgagor purchases the
                                        parcel  and  the   parcel  is   properly
                                        subdivided in compliance with applicable laws, the lender is required to release an unusable vacant portion of the parcel from the lien of the Mortgage without a release price.

                                  EXHIBIT D-1

                      FORM OF CERTIFICATE OF AN OFFICER OF
                                   THE SELLER

     Certificate of Officer of Goldman Sachs Mortgage Company ("Goldman")

     I, _________________, a _________________ of Goldman (the "Seller"), hereby certify as follows:

     The Seller is a limited partnership duly organized and validly existing under the laws of the State of New York.

     Attached hereto as Exhibit I are true and correct copies of the Certificate of Limited Partnership of the Seller, which Certificate of Limited Partnership are on the date hereof, and have been at all times in full force and effect.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

     Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:

      Name                   Office                         Signature
      ----                   ------                         ---------





     Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated December 17, 1997 (the "Purchase Agreement"), between the Seller and GMAC Commercial Mortgage
Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of _______ __, 1996.



                                                By: __________________________
                                                Name:
                                                Title:




     I, [name], [title], hereby certify that ________________ is a duly elected or appointed, as the case may be, qualified and acting ______________ of the Seller and that the signatures appearing above is her genuine signatures.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of _______ __, 1997.



                                                By: __________________________
                                                Name:
                                                Title:

                                   EXHIBIT D-2

                        FORM OF CERTIFICATE OF THE SELLER

                  Certificate of Goldman Sachs Mortgage Company


     In connection with the execution and delivery by Goldman Sachs Mortgage Company (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of December 17, 1997 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     Certified this ___st day of _______, 1997.


                                        GOLDMAN SACHS MORTGAGE COMPANY

                                        By: Goldman, Sachs Real Estate Funding
                                         Corp. its General Partner



                                        By: ________________________________
                                        Name:
                                        Title:

                                  EXHIBIT D-3A

                   FORM OF OPINION I OF COUNSEL TO THE SELLER



December [    ], 1997


[GMAC Commercial Mortgage Securities, Inc.]

[Underwriters]

[Rating Agencies]

[Trustee]


Re:               GMAC Commercial Mortgage Corporation,
                  Mortgage Pass-Through Certificates, Series 1997-C2
                  --------------------------------------------------

Ladies and Gentlemen:

     I am counsel to Goldman Sachs Mortgage Company (the "Seller"). In that capacity, I am familiar with the issuance of certain Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates"), evidencing undivided interests in a trust fund (the "Trust Fund") consisting primarily of certain mortgage loans (the "Mortgage Loans"), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer, and State Street Bank and Trust Company as trustee (the "Trustee").

     Certain of the Mortgage Loans were purchased by the Depositor from Goldman Sachs Mortgage Company, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 17, 1997 (the

December [  ], 1997
Page 2


"Goldman Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. Certain of the Mortgage Loans were purchased by the Depositor from the GMACCM, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 17, 1997 (the "GMACCM Mortgage Loan Purchase Agreement"), between the Depositor and GMACCM. Certain of the Mortgage Loans were purchased by the Depositor from German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 17, 1997 (the "GACC Mortgage Loan Purchase Agreement"), between GACC and the Depositor. The Goldman Mortgage Loan Purchase Agreement is referred to herein as the "Agreement". Capitalized terms not defined herein have the meanings set forth in the Pooling and Servicing Agreement and the Agreement. This opinion is rendered pursuant to
Section 8(e) of the Goldman Mortgage Loan Purchase Agreement.

     The Depositor has sold the Class X, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates (collectively, the "Publicly Offered Certificates") to the underwriters pursuant to the Underwriting Agreement, dated as of December 17, 1997 (the "Underwriting Agreement"), among the Depositor, GMACCM, and the underwriters named therein and sold the Class F, Class G, Class H, Class J, Class K, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Privately Offered Certificates") to Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc. as initial purchasers pursuant to the Certificate Purchase Agreement, dated as of December 17, 1997 (the "Certificate Purchase Agreement"), among the Depositor, GMACCM and initial purchasers.

     In connection with rendering this opinion letter, I have examined or have caused persons under my supervision to examine the Agreement and such other records and other documents as I have deemed necessary. I have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreement. As to matters of fact, I have examined and relied upon representations of parties contained in the Agreement and, where I have deemed appropriate, representations and certifications of officers of the Depositor, the Seller, the Trustee, other transaction participants or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures other than officers of the Seller and the conformity to the originals of all documents submitted to me as copies. I have assumed that all parties, except for the Seller, had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreement.

     In rendering this opinion letter, I do not express any opinion concerning any law other than the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States, and I do not express any opinion concerning the


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

December [  ], 1997
Page 3


application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. To the extent that any of the matters upon which I am opining herein are governed by laws ("Other Laws") other than the laws identified in the preceding sentence, I have assumed with your permission and without independent verification or investigation as to the reasonableness of such assumption, that such Other Laws and judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the State of New York and judicial interpretations thereof. I do not express any opinion on any issue not expressly addressed below.

     Based upon the foregoing, I am of the opinion that:

1. The Seller is validly existing as a limited partnership in good standing under the laws of the State of New York and has the requisite power and authority, corporate or other, to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Agreement.

2. The Goldman Mortgage Loan Purchase Agreement has been duly and validly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreements of the Seller enforceable against the Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Goldman Mortgage Loan Purchase Agreement which purport to provide indemnification with respect to securities law violations.

3. No consent, approval, authorization or order or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of the Agreement, except for those consents, approvals, authorizations or orders which previously have been obtained.

4. Neither the consummation of any of the transactions contemplated by, nor the fulfillment by the Seller of any other of the terms of, the Agreement, will result in a material breach of any term or provision of the organizational documents of the Seller or any state or federal statute or regulation or conflict with, result in a material breach, violation or acceleration of or constitute a material default under the terms of any indenture or other material agreement or instrument to which the Seller is a party or by which it is bound or


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

December [  ], 1997
Page 4


     any order or regulation of any state or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

     This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.


                                                Very truly yours,

                                  EXHIBIT D-3B

                   FORM OF OPINION II OF COUNSEL TO THE SELLER



                               December [ ], 1997

[GMAC Commercial Mortgage Corporation]

[GMAC Commercial Mortgage Securities, Inc.]

[Underwriters]



Re:               GMAC Commercial Mortgage Corporation,
                  Mortgage Pass-Through Certificates, Series 1997-C2
                  --------------------------------------------------

Ladies and Gentlemen:

     This opinion is being provided to you by the undersigned, as special counsel to Goldman Sachs Mortgage Company ("Goldman"), pursuant to Section 8(e) of the Mortgage Loan Purchase Agreement, dated December 17, 1997 (the "Goldman Mortgage Loan Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. (the "Purchaser") and Goldman as the Seller, (in such capacity the "Seller"), relating to the sale by the Seller of certain mortgage loans (the "Mortgage Loans"), and pursuant to Section 6.11 of the Underwriting Agreement, dated as of December 17, 1997, between the Purchaser and Goldman, Sachs & Co. and Deutsche Morgan Grenfell Inc., relating to that certain Pooling and Servicing Agreement, dated as of December 1, 1997, among GMAC Commercial Mortgage Corporation ("GMACCM") as special servicer and master servicer (in such respective capacities, the "Special Servicer" and the "Master Servicer"), Purchaser, and State Street Bank and Trust Company, as trustee (the "Pooling and Servicing Agreement" and together with the Goldman Mortgage Loan Purchase Agreement, the "Agreements"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Agreements.

     In rendering this opinion, we have examined and relied upon executed copies of the Agreements and originals or copies, certified or otherwise identified to our satisfaction, of such certificates and other documents as we have deemed appropriate for the purposes of rendering


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December [  ], 1997
Page 2


this opinion. We have examined and relied upon, among other things, the documents and opinions delivered to you at the closing being held today relating to the Certificates, as well as (a) the Prospectus and the Memorandum, (b) an executed copy of the Goldman Mortgage Loan Purchase Agreement, and (c) an executed copy of the Pooling and Servicing Agreement.

     We are members of the bar of the State of New York and do not purport to be experts on or to express any opinion herein concerning any laws other than the laws of the State of New York and the federal laws of the United States of America. We express no opinion herein as to the laws of any other jurisdiction.

     We have not ourselves checked the accuracy or completeness of, or otherwise independently verified, the information furnished with respect to the Prospectus or the Memorandum. In addition, as you are aware, we did not examine or review the Mortgage Files. However, in the course of the preparation by the Purchaser of the Prospectus and the Memorandum, we have participated in conferences with certain officers of the Seller, the Purchaser, counsel to the Purchaser and your representatives, during which the contents of the Prospectus and the Memorandum and related matters were discussed. On the basis of the discussions referred to above, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Prospectus and the Memorandum, and without independent check or verification except as stated, no facts have come to our attention that have caused us to believe that either the Prospectus or the Memorandum (other than financial and statistical data included or not included therein or incorporated by reference therein, as to which we express no opinion), as of its issue date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring to the actual knowledge of the [Insert Name of Counsel to Seller] attorneys who have represented you in connection with the transactions contemplated by the Agreements. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

     This letter is limited to the specific issues addressed herein and the opinion rendered above is limited in all respects to laws and facts existing on the date hereof. By rendering this opinion, we do not undertake to advise you with respect to any other matter or of any change in such laws or facts or in the interpretations of such laws which may occur after the date hereof.




                                     E-480
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December [  ], 1997
Page 3


     We are furnishing this opinion to you solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose, except that the persons listed on Exhibit A hereto may rely upon this opinion in connection with their rating of the Certificates to the same extent as if this opinion had been addressed to them.

                                                               Very truly yours,




                                     E-481